UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 28, 2026

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
ST. PETERSBURG, Florida – July 28, 2026 – BayFirst Financial Corp. (NASDAQ: BAFN) (“BayFirst” or “Company”), parent company of BayFirst National Bank (“Bank”) today announced that it has changed the date for reporting its second quarter results to after the market close on August 13, 2026.
In a Form 8-K filed on July 14, 2026, the Company announced the implementation of its asset resolution plan. In the same Form 8-K, the Company also reported that its consolidated financial statements as of and for the years ended December 31, 2024, and December 31, 2025, and the quarter ended March 31, 2026, should be restated, and the previously issued consolidated financial statements, and the related audit reports from its independent registered public accounting firm for such periods, should no longer be relied on. As a result, the Company will file amendments to its 2025 Form 10-K and to its first quarter 2026 Form 10-Q. As previously reported, the Company expects to file these amendments by August 12, 2026.
In connection with the asset resolution plan, the financial statement restatements, and the preparation of the Form 10-Q and Form 10-K amendments, the Company also requires additional time to complete its procedures related to its earnings release and webcast for the quarter ended June 30, 2026. The Company expects to issue its earnings release on Thursday, August 13, 2026 and management will host a conference call on Friday, August 14, 2026, at 9:00 a.m. ET to discuss the results. The call will also be broadcast live via the internet.
Interested investors may listen to the call live under the Investor Relations tab at www.bayfirstfinancial.com. Investment professionals are invited to dial (833) 461-5787 to participate in the call using Conference ID 560643219. A replay of the call will be available for one year at www.bayfirstfinancial.com.
The Press Release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
99.1	BayFirst Financial Corp. Press Release dated July 28, 2026	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	July 28, 2026

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer